Other Income	12 Months Ended
Dec. 31, 2014
Other Income and Expenses [Abstract]
Other Income
OTHER INCOME
Other income for the years ended December 31 consist of the following ($ in millions):

	2014	2013	2012
Gain on sale of marketable equity securities	$122.6	$201.5	$—
Gain on sale of joint venture	—	229.8	—
Gain on sale of a product line	33.9	—	—
Total	$156.5	$431.3	$—

During 2014, the Company received cash proceeds of $167 million from the sale of certain marketable equity securities and recorded a pre-tax gain related to these sales of $123 million ($77 million after-tax or $0.11 per diluted share). During the fourth quarter of 2013, the Company sold approximately 5 million of the approximately 8 million shares of Align Technology, Inc. ("Align") common stock that the Company received in 2009 as a result of a settlement between Align and Ormco Corporation, a wholly-owned subsidiary of the Company. The Company received cash proceeds of $251 million from the sale of these marketable equity securities and recorded a pre-tax gain of $202 million ($125 million after-tax or $0.18 per diluted share).
Refer to Note 3 for information related to the $34 million gain on the Company's divestiture of its EVS/hybrid product line in 2014 and the $230 million gain on the sale of the Company's equity interest in Apex in 2013.